Exhibit 99.1

Okta Announces Record First Quarter Fiscal 2018 Financial Results

•	Q1 total revenue up 67% year-over-year; subscription revenue up 75% year-over-year

•	Q1 GAAP operating margin improved by 17 percentage points; Non-GAAP operating margin improved by 24 percentage points, year-over-year

•	Company raised $200 million in Initial Public Offering

SAN FRANCISCO – June 7, 2017 – Okta, Inc. (NASDAQ: OKTA), the leading independent provider of identity for the enterprise, today announced financial results for its first fiscal quarter ended April 30, 2017.
“In our first quarter as a public company, we demonstrated strength by every measure. Total revenue grew by 67%, subscription revenue grew by 75%, and our operating performance improved significantly, year-over-year,” said Todd McKinnon, CEO of Okta. “Our strong results were driven by our industry-leading products, the success we enable for our customers’ digital initiatives and the need for every organization to manage their business securely in the cloud. With the Okta Identity Cloud, we are well positioned to capitalize on two large and growing markets: the $18 billion addressable market for management of employee identities, as well as the largely greenfield market for organizations looking to seamlessly and securely manage the identities of their customers, partners and suppliers.”

First Quarter Fiscal 2018 Financial Highlights:

•	Revenue: Total revenue was $53.0 million, an increase of 66.8% year-over-year. Subscription revenue was $48.4 million, an increase of 75.4% year-over-year.

•
Operating Loss: GAAP operating loss was $28.6 million, or 54.0% of total revenue, compared to $22.7 million in the first quarter of fiscal 2017, or 71.4% of total revenue. Non-GAAP operating loss was $19.7 million, or 37.2% of total revenue, compared to $19.3 million of the first quarter of fiscal 2017, or 60.7% of total revenue.

•
Net Loss: GAAP net loss was $28.9 million, compared to $22.8 million in the first quarter of fiscal 2017. GAAP net loss per share was $0.73, compared to $1.22 for the first quarter of fiscal 2017. Non-GAAP net loss was $20.0 million, compared to $19.3 million in the first quarter of fiscal 2017. Non-GAAP net loss per share was $0.50, compared to $1.04 for the first quarter of fiscal 2017.

•
Cash Flow: Net cash used in operations was $9.7 million, compared to $15.0 million for the first quarter of fiscal 2017. Free cash flow was negative $13.3 million, or 25.2% of total revenue, compared to negative $17.2 million, or 54.1% of total revenue, in the first quarter of fiscal 2017.

•	Cash and cash equivalents and short term investments were $224.2 million as of April 30, 2017.
The section titled "Non-GAAP Financial Measures" below contains a description of these non-GAAP financial measures and a reconciliation between historical GAAP and non-GAAP information is contained in the tables below.

Financial Outlook:
For the second quarter of fiscal 2018, the Company currently expects:

•	Total revenue of $55.0 to $56.0 million

•	Non-GAAP operating loss of $24.0 to $23.0 million

•	Non-GAAP net loss per share of $0.26 to $0.25 using shares outstanding of approximately 92.5 million
For the full fiscal 2018, the Company currently expects:

•	Total revenue of $233.0 to $236.0 million

•	Non-GAAP operating loss of $91.2 to $88.2 million

•	Non-GAAP net loss per share of $1.15 to $1.11 using shares outstanding of approximately 80.2 million

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Okta has not reconciled its expectations as to non-GAAP operating loss and non-GAAP net loss per share to their most directly comparable GAAP measure because certain items are out of Okta’s control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort.

Conference Call Information:
Okta will host a conference call and live webcast for analysts and investors at 2:00 p.m. Pacific time on June 7, 2017. The news release with the financial results will be accessible from the Company’s website at investor.okta.com prior to the conference call. Interested parties can access the call by dialing 888-490-2763 or 719-325-2394, using the passcode 8793739.
A live webcast of the conference call will be accessible from the Okta investor relations website at investor.okta.com. A telephonic replay of the conference call will be available through June 21, 2017 and may be accessed by dialing 888-203-1112 or 719-457-0820, using the passcode 8793739.

Non-GAAP Financial Measures:
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow and calculated billings. Certain of these non-GAAP financial measures exclude stock-based compensation and amortization of intangible assets.
Okta believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Okta’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Okta urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and market positioning. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Okta’s control. Okta’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Okta’s Prospectus filed with the Securities and Exchange Commission effective on April 6, 2017 as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our products may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; assertions by third parties that we violate their intellectual property rights could substantially harm our business; a network or data security incident that allows unauthorized access to our network or data or our customers’ data could harm our reputation, create additional liability and adversely impact our financial results; the risk of interruptions or performance problems, including a service outage, associated with our technology; we face intense competition in our market; weakened global economic conditions may adversely affect our industry; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Okta’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Okta undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Okta’s views as of any date subsequent to the date of this press release.

About Okta
Okta is the leading independent provider of identity for the enterprise. The Okta Identity Cloud connects and protects employees of many of the world's largest enterprises. It also securely connects enterprises to their partners, suppliers and customers. With deep integrations to over 5,000 applications, the Okta Identity Cloud enables simple and secure access for any user from any device. Thousands of customers, including 20th Century Fox, Adobe, Dish Networks, Experian, Flex, LinkedIn, and News Corp, trust Okta to help them work faster, boost revenue and stay secure. Okta helps customers fulfill their missions faster by making it safe and easy to use the technologies they need to do their most significant work. Learn more at www.okta.com.

Investor Contact:
Catherine Buan
investor@okta.com
415-604-3346

Media Contact:
Jenna Kozel
jenna.kozel@okta.com
415-418-9600

OKTA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended April 30,
	2017	2016

Revenue
Subscription	$48,357	$27,563
Professional services and other	4,650	4,224
Total revenue	53,007	31,787
Cost of revenue
Subscription (1)	11,157	7,460
Professional services and other (1)	6,306	4,919
Total cost of revenue	17,463	12,379
Gross profit	35,544	19,408
Operating expenses
Research and development (1)	15,359	8,766
Sales and marketing (1)	37,180	26,401
General and administrative (1)	11,639	6,945
Total operating expenses	64,178	42,112
Operating loss	(28,634)	(22,704)
Other income (expense), net	(19)	32
Loss before income taxes	(28,653)	(22,672)
Provision for income taxes	248	81
Net loss	$(28,901)	$(22,753)

Net loss per common share, basic and diluted	$(0.73)	$(1.22)

Weighted-average shares used to compute net loss per common share	39,783	18,574

___________________________________

(1)	Amounts include share-based compensation expense as follows (in thousands):

	Three Months Ended April 30,
	2017	2016

Cost of subscription revenue	$686	$393
Cost of professional services and other revenue	469	273
Research and development	3,301	618
Sales and marketing	2,375	1,354
General and administrative	2,075	731
Total share-based compensation expense	$8,906	$3,369

OKTA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	April 30, 2017	January 31, 2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$221,726	$23,282
Short-term investments	2,500	14,390
Accounts receivable, net of allowances of $1,025 and $1,306	32,171	34,544
Deferred commissions	13,131	13,549
Prepaid expenses and other current assets	10,271	7,025
Total current assets	279,799	92,790
Property and equipment, net	13,180	11,026
Deferred commissions, noncurrent	9,463	10,050
Intangible assets, net	9,835	9,155
Goodwill	6,282	2,630
Other assets	1,671	4,984
Total assets	$320,230	$130,635
Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$15,909	$11,897
Accrued expenses and other current liabilities	4,822	5,853
Accrued compensation	6,613	9,866
Deferred revenue	115,717	108,012
Total current liabilities	143,061	135,628
Deferred revenue, noncurrent	4,927	5,711
Other liabilities, noncurrent	6,323	4,947
Total liabilities	154,311	146,286
Commitments and contingencies (Note 8)
Redeemable convertible preferred stock	—	227,954
Stockholders’ equity (deficit):
Preferred stock	—	—
Class A common stock	1	—
Class B common stock	8	2
Additional paid-in capital	483,019	44,469
Accumulated other comprehensive loss	(99)	(167)
Accumulated deficit	(317,010)	(287,909)
Total stockholders’ equity (deficit)	165,919	(243,605)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$320,230	$130,635

OKTA, INC.
SUMMARY OF CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended April 30,
	2017	2016

Operating activities:
Net loss	$(28,901)	$(22,753)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization and accretion	1,575	887
Stock-based compensation	8,906	3,369
Amortization of deferred commissions	4,039	3,053
Other	270	(130)
Changes in operating assets and liabilities:
Accounts receivable	2,243	3,090
Deferred commissions	(3,033)	(2,756)
Prepaid expenses and other assets	(3,143)	(2,876)
Accounts payable	3,782	3,681
Accrued compensation	(2,121)	(2,855)
Accrued expenses and other liabilities	(223)	(182)
Deferred revenue	6,920	2,437
Net cash used in operating activities	(9,686)	(15,035)
Investing activities:
Capitalization of internal-use software costs	(1,208)	(1,232)
Purchases of property and equipment and other	(2,448)	(927)
Other investing activities	11,873	3,000
Net cash provided by investing activities	8,217	841
Financing activities:
Proceeds from initial public offering, net of underwriters' discounts and commissions	199,997	—
Other financing activities	111	(337)
Net cash provided by (used in) financing activities	200,108	(337)
Effects of changes in foreign currency exchange rates on cash and cash equivalents	68	47
Net increase (decrease) in cash and cash equivalents and restricted cash	198,707	(14,484)
Cash and cash equivalents and restricted cash at beginning of year	23,282	58,081
Cash and cash equivalents and restricted cash at end of year	$221,989	$43,597

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Data
(In thousands, except percentages and per share data)
(unaudited)

	Three Months Ended April 30, 2017
	GAAP	Stock-based compensation	Amortization of acquired intangibles	Non-GAAP
Costs and expenses:
Cost of subscription services	$11,157	$(686)	$(4)	$10,467
Cost of professional services	6,306	(469)	—	5,837
Gross profit	35,544	1,155	4	36,703
Gross margin	67%	2%	—	69%
Research and development	15,359	(3,301)	—	12,058
Sales and marketing	37,180	(2,375)	—	34,805
General and administrative	11,639	(2,075)	—	9,564
Operating loss	(28,634)	8,906	4	(19,724)
Operating margin	(54)%	17%	—	(37)%
Net loss	$(28,901)	$8,906	$4	$(19,991)
Net loss per share (1)	$(0.73)	$0.22	$0.01	$(0.50)

(1) GAAP and Non-GAAP net loss per common share calculated based upon 39,783 basic and diluted weighted-average shares of common stock.

	Three Months Ended April 30, 2016
	GAAP	Stock-based compensation	Amortization of acquired intangibles	Non-GAAP
Costs and expenses:
Cost of subscription services	$7,460	$(393)	$(47)	$7,020
Cost of professional services	4,919	(273)	—	4,646
Gross profit	19,408	666	47	20,121
Gross margin	61%	2%	—	63%
Research and development	8,766	(618)	—	8,148
Sales and marketing	26,401	(1,354)	—	25,047
General and administrative	6,945	(731)	—	6,214
Operating loss	(22,704)	3,369	47	(19,288)
Operating margin	(71)%	10%	—	(61)%
Net loss	$(22,753)	$3,369	$47	$(19,337)
Net loss per share (1)	$(1.22)	$0.18	$—	$(1.04)

(1) GAAP and Non-GAAP net loss per common share calculated based upon 18,574 basic and diluted weighted-average shares of common stock.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(unaudited)

Free Cash Flow
	Three Months Ended April 30,
	2017	2016
Net cash used in operating activities	$(9,686)	$(15,035)
Less:
Purchases of property and equipment	(2,448)	(927)
Capitalized internal-use software costs	(1,208)	(1,232)
Free Cash Flow	$(13,342)	$(17,194)
Net cash provided by investing activities	$8,217	$841
Net cash (used in) provided by financing activities	$200,108	$(337)
Free Cash Flow Margin	(25)%	(54)%

Calculated Billings
	Three Months Ended April 30,
	2017	2016
Total revenue	$53,007	$31,787
Add:
Deferred revenue (end of period)	120,644	81,962
Less:
Deferred revenue (beginning of period)	(113,723)	(79,525)
Calculated Billings	$59,928	$34,224